UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2007

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 25, 2007, Amgen Inc. (the “Company”) issued a press release announcing its unaudited results of operations and financial condition for the three and twelve months ended December 31, 2006. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-GAAP financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to the three months and twelve months ended December 31, 2006 and December 31, 2005. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

Three and twelve months ended December 31, 2006

For the three and twelve months ended December 31, 2006, the Company’s adjustments to GAAP financial measures relate to amounts associated with the impact of expensing stock options in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS No. 123R”) and with the Company’s acquisitions of Avidia, Inc. (“Avidia”) in October 2006 (the “Avidia Acquisition”), Abgenix, Inc. (“Abgenix”) in April 2006 (the “Abgenix Acquisition”), Tularik Inc. (“Tularik”) in August 2004 (the “Tularik Acquisition”) and Immunex Corporation (“Immunex”) in July 2002 (the “Immunex Acquisition”).

For the three and twelve months ended December 31, 2006, the Company reported non-GAAP financial results for cost of sales (“COS”) expense, research and development (“R&D”) expense, selling, general and administrative (“SG&A”) expense and diluted shares used in the calculation of adjusted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options in accordance with SFAS No. 123R. Diluted shares used in the calculation of adjusted diluted earnings per were also adjusted to exclude the effects of adopting SFAS No. 123R. The Company believes that excluding the impact of expensing stock options and the related effect of adopting SFAS No. 123R will facilitate comparisons between periods before, during and after such expenses are incurred.

For the three months ended December 31, 2006, COS expense was also adjusted to exclude incremental costs related to retention and/or recording inventory acquired at fair value which is in excess of our standard cost associated with the Abgenix Acquisition (the “Abgenix Merger Expense”). R&D expense was also adjusted to exclude i) the Abgenix Merger Expense, ii) the ongoing, non-cash amortization of the intangible asset, XenoMouse® technology, associated with the Abgenix Acquisition (the “Abgenix Intangible Asset Amortization”) and iii) incremental costs related to retention and/or integration associated with the Tularik Acquisition (the “Tularik Merger Expense”). SG&A expense was also adjusted to exclude the Tularik Merger Expense and incremental costs related to integration associated with the Avidia Acquisition (the “Avidia Integration Expense”). The Company believes that excluding the Abgenix Merger Expense, the Tularik Merger Expense and the Avidia Integration Expense provides supplemental measures that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the Abgenix Intangible Asset Amortization treats the asset as if the Company had developed it internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three months ended December 31, 2006, the Company reported non-GAAP adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, (i) the foregoing expense amounts for this period for the reasons discussed above, (ii) the non-cash expense associated with writing off the acquired in-process research and development related to the Avidia Acquisition (the “Avidia IPR&D Write-off”) and (iii) the non-cash amortization of acquired intangible assets associated with the Immunex Acquisition (primarily Enbrel®) (the “Immunex Intangible Assets’ Amortization”). The Company believes that excluding the Avidia IPR&D Write-off and the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the twelve months ended December 31, 2006, the Company reported non-GAAP financial results for COS expense, R&D expense and SG&A expense that exclude the items identified above as being excluded in the three months ended December 31, 2006 for the reasons discussed above. SG&A expense was also adjusted to exclude the Abgenix Merger Expense. The Company believes that excluding the Abgenix Merger Expense provides a supplemental measure that will facilitate comparisons between periods before, during and after such expense is incurred.

For the twelve months ended December 31, 2006, the Company reported non-GAAP adjusted provisions for income taxes, adjusted net income and adjusted earnings per share that exclude, where applicable, i) all of the items identified above as being excluded in the three and twelve months ended December 31, 2006, for the reasons discussed above, ii) the non-cash expense associated with writing off the acquired in-process research and development related to the Abgenix Acquisition (the “Abgenix IPR&D Write-off”) and iii) the impairment of a non-Enbrel® related intangible asset previously acquired in the Immunex Acquisition (the “Immunex Intangible Asset Impairment”). The Company believes that excluding the Abgenix IPR&D Write-off and the Immunex Intangible Asset Impairment treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

Three and twelve months ended December 31, 2005

For the three months and twelve months ended December 31, 2005, the Company’s adjustments to GAAP financial measures relate to the i) Tularik Merger Expense, ii) the impact to the Company of its share of a third-party reimbursement received by Kirin-Amgen, Inc. related to the Genentech, Inc. (“Genentech”) legal settlement in August 2003 (the “Genentech Legal Settlement”), iii) the Immunex Intangible Assets’ Amortization and iv) the tax liability incurred as a result of repatriating certain foreign earnings under the American Jobs Act of 2004 (the “Tax Liability”).

For the twelve months ended December 31, 2005, the Company’s adjustments to GAAP financial measures also relate to amounts associated with i) the write-off of a semi-completed manufacturing asset that will not be used due to a change in manufacturing strategy (the “Manufacturing Charge”), ii) legal settlements incurred, net of amounts previously accrued, primarily related to settling a patent legal proceeding (the “Settlement Amounts”), iii) the net gain realized upon the Company’s termination of a manufacturing agreement with Genentech for the production of Enbrel® at Genentech’s manufacturing facility in South San Francisco (the “Genentech Termination”) and iv) the amounts associated with the pro rata portion of the debt issuance costs (the “Convertible Notes Expense”) that were immediately charged to interest expense as a result of certain holders of the convertible notes due in 2032 (the “Convertible Notes”) exercising their March 1, 2005 put option and the related Convertible Notes being repaid in cash.

For the three months ended December 31, 2005, the Company reported non-GAAP financial results for R&D expense and SG&A expense. R&D expense was adjusted to exclude the Tularik Merger Expense and SG&A expense was adjusted to exclude the Genentech Legal Settlement. The Company believes that excluding the Tularik Merger Expense provides a supplemental measure that will facilitate comparisons between periods before, during and after such expense is incurred. The Company believes that excluding the Genentech Legal Settlement provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur.

For the three months ended December 31, 2005, the Company reported non-GAAP adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, (i) the foregoing expense amounts for this period for the reasons discussed above, (ii) the Immunex Intangible Assets’ Amortization and iii) the Tax Liability. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the amount related to the Tax

Liability provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur.

For the twelve months ended December 31, 2005, the Company reported non-GAAP financial results for COS expense that excludes the Manufacturing Charge, and R&D expense and SG&A expense that exclude the items identified above as being excluded in the three months ended December 31, 2005, for the reasons discussed above. The Company also reported non-GAAP financial results for interest and other income (expense), net, that excludes the net gain realized upon the Genentech Termination and the Convertible Notes Expense. The Company believes that excluding the Manufacturing Charge, the net gain realized upon the Genentech Termination and the Convertible Notes Expense provide supplemental measures that will facilitate comparisons between periods in which such items did not occur.

For the twelve months ended December 31, 2005, the Company reported non-GAAP adjusted provision for income taxes, adjusted net income and adjusted earnings per share that exclude, where applicable, all of the items identified as being excluded in the three months ended December 31, 2005, for the reasons discussed above. For the twelve months ended December 31, 2005, the non-GAAP financial results of the Company reported for adjusted net income and adjusted earnings per share also excluded, where applicable, the Manufacturing Charge, the Settlement Amounts, the net gain realized upon the Genentech Termination and the Convertible Notes Expense. The Company believes that excluding the Manufacturing Charge, the Settlement Amounts, the net gain realized upon the Genentech Termination and the Convertible Notes Expense provide supplemental measures that will facilitate comparisons to periods in which such items did not occur.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options in accordance with SFAS No. 123R for the three and twelve months ended December 31, 2006 and December 31, 2005, as a convenience to investors.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release dated January 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: January 25, 2007	By:	/s/ Richard D. Nanula
	Name:	Richard D. Nanula
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated January 25, 2007